EXHIBIT 99.2


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Yield / Price Report

Bond Id and Name     COMM 2004-LNB4_PRICE   A5
Bond Type                 FIXED
Bond Name                    A5 (AAA/Aaa )
Original Balance     343,272,000.00                        Current Balance                   343,272,000.00
Original Coupon      4.840000  %                           Current Coupon                    4.840000  %
Deal Description     COMM_2004_LNB4_PRICE
Orig. Cutoff Date    11/1/04                               Dated Date                         11/1/04
Settlement Date      11/9/04                               First Payment Date                12/15/04

PrepayMethod         CPR
Scenario             0% CPR (except one loan partial prepay)

Market Levels     TSY03M     TSY06M     TSY01Y     TSY02Y     TSY03Y     TSY05Y     TSY10Y     TSY30Y
                   2.596      2.596      2.596      2.596      2.834      3.356      4.085      4.839

Swap Table  SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP06Y  SWP07Y  SWP08Y  SWP09Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP30Y  SWP40Y
            35.000  35.000  44.000  44.500  41.500  46.250  48.250  48.000  46.000  42.250  61.250  63.250  63.250  33.750  33.750

Report Generated Thu Oct 28 15:34:14 2004 (v.4.181)
/home/abehlman/emikus/deals/cmbs/comm04lnb4/pricing/comm04lnb4_price.cmo,
/data/strgrp/tsy/comm04lnb4_price.level,
/home/abehlman/tmp/p979/COMM_2004-LNB4_PRICE_DFLT_A5_yp.csv

                                            0.0

                            1.799       127.026982
                            4.799       100.499163
                            7.799        80.409121

Ave Life                                     9.739


addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:

To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.